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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 28, 2004
                                                 ----------------------------




                          QUEST MINERALS & MINING CORP.
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             (Exact name of registrant as specified in its charter)


       Utah                            0-32131                   87-0429950
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
 of incorporation)                                           Identification No.)


                   470 Burning Fork, Pikeville, Kentucky 41502
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (606) 433-1926
                                                   ------------------

                          Tillman International, Inc.,
                250 South 400 East, No. 105, Salt Lake City, Utah
          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant.

         None.

Item 2.  Acquisition or Disposition of Assets.

         Acquisition of Gwenco, Inc. Effective April 28, 2004, Quest Minerals & Mining Corp., by and through its wholly-owned subsidiary, Quest Minerals & Mining, LTD, acquired 100% of the outstanding capital stock of Gwenco, Inc. in exchange for 1,600,000 shares of Series B Preferred Stock of Quest Minerals and the assumption of up to $1,700,000 in debt. Each share of Series B Preferred Stock carries a liquidation preference of $2.50 per share. In addition, each share of Series B Preferred Stock is convertible into one share of Quest Minerals Common Stock.

         Gwenco leases over 700 acres of coal mines, with approximately 12,999,000 tons of coal in place in six seams. Quest plans to re-open Gwenco's two former drift mines at Pond Creek and Lower Cedar Grove shortly -- with commercial coal production expected to begin by the end of June 2004. Quest anticipates that coal produced at these mines will be sold to public utility companies in eastern Kentucky and southern Ohio.

         In connection with this acquisition, Quest Minerals has appointed Albert Anderson, the former principal stockholder of Gwenco, to Quest Minerals' board of directors. Mr. Anderson acquired Gwenco in 1995 and managed Lower Cedar Grove and Pond Creek from 1997 to 2001. Previously, Mr. Anderson operated the Docks Creek River Terminal in Kanova, West Virginia for Arco from 1983 to 1985. He acquired the Docks Creek River Terminal from Arco in 1985 and ran it for 4 years before selling it to Arch Minerals in 1989.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

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Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

         The financial statements required by Item 310(c) of Regulation S-B in connection with the acquisition of Gwenco, Inc. described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (b) Pro forma financial information.

         The pro forma financial information required by Item 310(d) of Regulation S-B with the acquisition of Gwenco, Inc. described above will be provided by an amendment to this report filed within 60 days of the date hereof.

          (c)     Exhibits.

         2.1 Securities Purchase Agreement and Plan of Reorganization by and among Tillman International, Inc., Quest Minerals & Mining, Ltd., Gwenco, Inc., and the stockholders of Gwenco, Inc., dated as of April 28, 2004.

Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Regulation FD Disclosure.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)


Date:  May 24, 2004                    By: /s/ William R. Wheeler
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                                            William R. Wheeler, President